UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 22, 2022
Floor & Decor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE		30339
Atlanta,	Georgia
(Address of principal executive offices)		(Zip Code)
(404) 471-1634
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.            Results of Operations and Financial Condition.
On February 24, 2022, Floor & Decor Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 30, 2021. The text of the press release is included as Exhibit 99.1 to this Form 8-K.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 22, 2022, the Board of Directors of the Company announced that it intends to enter into a consulting agreement with Lisa G. Laube, the President of the Company, whereby Ms. Laube will provide transition services to the Company for a specified period of time following her previously announced retirement.
Forward-Looking Statements
This Form 8-K may include statements that constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Form 8-K, are forward-looking statements. Forward looking statements include any statements regarding the Company’s strategic and operational plans, future performance or financial condition and may often be identified by the use of words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” “focused on” or “continue” and other similar expressions that predict or indicate future events or trends.
Forward looking statements speak only as of the date hereof and are not guarantees of future events, results, performance or achievements. These statements are based on the Company’s current expectations, assumptions, estimates and projections and involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results to be materially different from those expressed or implied by the forward-looking statements, including, without limitation, those factors described in the Company’s filings with the Securities and Exchange Commission. Except as required by applicable law, the Company does not plan to update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.
Item 9.01.            Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description

99.1	Press Release, dated February 24, 2022

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: February 24, 2022	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, General Counsel, and Secretary